Exhibit 10

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Post-Effective Amendment No. 23 to Registration Statement No. 002-96581 of Merrill Lynch California Municipal Series Trust on Form N-1A of our report dated October 18, 2005, appearing in the August 31, 2005 Annual Report of the Merrill Lynch California Insured Municipal Bond Fund, which is incorporated by reference in the Statement of Additional Information which is part of this Registration Statement. We also consent to the reference to us under the caption "Financial Highlights" in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
December 21, 2005